UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2020 (December 2, 2020)

Prospect Capital Corporation
(Exact name of registrant as specified in its charter)

MARYLAND	814-00659	43-2048643
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10 East 40th Street, 42nd Floor, New York, New York 10016
(Address of principal executive offices, including zip code)

(212) 448-0702

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	PSEC	NASDAQ Global Select Market
6.25% Notes due 2024, par value $25	PBB	New York Stock Exchange
6.25% Notes due 2028, par value $25	PBY	New York Stock Exchange
6.875% Notes due 2029, par value $25	PBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 2, 2020, Prospect Capital Corporation (the “Company”) held its Annual Meeting of Stockholders virtually (the “Annual Meeting”).  At the Annual Meeting, the Company’s common stockholders voted on three proposals.  The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission (the “SEC”) on September 28, 2020.  As of September 14, 2019, the record date, 376,997,654 shares of common stock were eligible to vote, which included 101,142,342 shares owned by affiliates. The final voting results from the Annual Meeting were as follows:

Proposal 1.      The Company’s stockholders voted on the election of William J. Gremp as a director of the Board for a three-year term of office continuing until the annual meeting of stockholders of the Company in 2023 and until his successor is duly elected and qualifies or until his earlier resignation, removal from office, death or incapacity.  The director was re-elected pursuant to the voting results set forth below:

For	Against	Abstained	Broker Non-Votes
196,937,909	22,001,971	4,154,604	-

Proposal 2.      The Company’s stockholders voted against a non-binding stockholder proposal to declassify the Board.  The voting results for proposal two is set forth below:

For	Against	Abstained	Broker Non-Votes
33,379,426	181,873,064	7,841,994	-

Proposal 3.      The Company’s stockholders voted against a non-binding stockholder proposal regarding investment advisory fees.  The voting results for proposal three is set forth below:

For	Against	Abstained	Broker Non-Votes
22,507,478	192,614,997	7,972,009	-

Item 7.01. Regulation FD Disclosure.

The Company is declaring distributions to preferred shareholders based on an annual rate equal to 5.50% of the stated value of $25 per share, from the date of issuance or, if later, from the most recent dividend payment date (the first business day of the month, with no additional interest accruing in January as a result), as follows:

Monthly Cash Preferred Shareholder Distribution	Record Date	Payment Date	Monthly Amount($ per share), before pro ration for partial periods
December 2020	12/21/2020	1/4/2021	$0.114583
January 2021	1/20/2021	2/1/2021	$0.114583
February 2021	2/17/2021	3/1/2021	$0.114583

The information disclosed under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Prospect Capital Corporation

By:     /s/ M. Grier Eliasek
Name: M. Grier Eliasek
Title: Chief Operating Officer
Date:  December 7, 2020

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